OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund
(the “Funds”)

Supplement to the Funds’ Prospectus
 dated July 31, 2023

Effective immediately, the following replaces the information in the chart in the Funds’ Prospectus entitled “Fund summaries — Optimum International Fund — Who manages the Fund? — Sub-advisors — Baillie Gifford Overseas Limited”:

Baillie Gifford Overseas Limited

Portfolio managers	Title with Baillie Gifford	Start date on the Fund
Donald Farquharson	Investment Manager	April 2021
Jenny Davis	Investment Manager	April 2021
Tom Walsh	Investment Manager	April 2021
Chris Davies	Investment Manager	September 2021
Steve Vaughan	Investment Manager	September 2022
Roderick Snell	Investment Manager	April 2024

Effective immediately, the following replaces paragraphs two through eight of the biographical information in the section in the Funds’ Prospectus entitled “Who manages the Funds — Sub-advisors and portfolio managers — Optimum International Fund”:

A team of portfolio managers is primarily responsible for the day-to-day management of Baillie Gifford’s share of the Fund's assets. Donald Farquharson, Jenny Davis, Tom Walsh, Chris Davies, Steve Vaughan and Roderick Snell are jointly and primarily responsible for day-to-day management of Baillie Gifford accounts. Mr. Farquharson, Ms. Davis and Mr. Walsh have all held their Fund responsibilities since April 2021. Mr. Davies has held his Fund responsibilities since September 2021. Mr. Vaughan has held his Fund responsibilities since September 2022. Mr. Snell has held his Fund responsibilities since April 2024.

Mr. Farquharson heads the Japanese Equities Team and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2014. He joined Baillie Gifford in 2008 and became a Partner in 2017. He has 32 years’ investment experience dedicated almost entirely to Japanese Equities. Donald spent 20 years working for Schroders as a Japanese specialist, latterly as Head of the Pan Pacific Equity Team. Between 1991 and 1995, he headed Schroders’ Research Team in Tokyo. Mr. Farquharson graduated MA (Hons) in Arabic Studies from the University of St Andrews in 1987 and is a CFA Charterholder.

Ms. Davis conducts research for International Alpha portfolios and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2016. She joined Baillie Gifford in 2011 and became a partner in 2022. Jenny worked on two of our global equity strategies, having started her career at Neptune Investment Management. Ms. Davis graduated MA in Music from the University of Oxford in 2008, and latterly undertook postgraduate studies in Psychotherapy at the University of Edinburgh.

Mr. Walsh conducts research for International Alpha portfolios and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2018. He joined Baillie Gifford in 2009, and became a partner in 2022. He has worked on the UK, European and Global Opportunities teams, as well as spending four years as a member of the International Focus PCG. Before joining Baillie Gifford, Tom worked at Fidelity International, Merrill Lynch and Deloitte & Touche. He graduated LLB (Hons) in Law & Economics from the University of Edinburgh in 1999 and is both CFA and ACA qualified.

Mr. Davies conducts research for International Alpha portfolios and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2021. He joined Baillie Gifford in 2012, and most recently served as an Investment Manager in the European Team. Chris graduated BA (Hons) in Music from the University of Oxford in 2009 and went on to gain an MMus in Music Performance from the Royal Welsh School of Music and Drama in 2010 and an MSc in Music, Mind and Brain from Goldsmiths College in 2011.

Mr. Vaughan became a member of the International Alpha Portfolio Construction Group in September 2022. Steve joined Baillie Gifford in 2012 and has been an Investment Manager in the Smaller Companies Team. Prior to joining Baillie Gifford, Steve was an Officer in the British Army for nine years. He is a CFA Charterholder. He graduated BA (Hons) in Jurisprudence from the University of Oxford in 2001 and MA in International Relations from the University of Exeter in 2012.

Mr. Snell became a member of the International Alpha Portfolio Construction Group in March 2024. Roderick is also an investment manager in the Emerging Markets Equity Team. He joined Baillie Gifford in 2006 and became a partner of the firm in 2023. He has managed the Baillie Gifford Pacific Fund since 2010 and the Pacific Horizon Investment Trust since 2021 (having been deputy since 2013). He has also co-managed the China Growth Trust for several years. Prior to joining the Emerging Markets Equity team in 2008, he also spent time in the UK and European equity teams. Roderick graduated BSc (Hons) in medical biology from the University of Edinburgh in 2006.

Effective immediately, the following replaces the information in the section of the Funds’ Prospectus entitled “About your account — Payments to intermediaries”:

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of a Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries' consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Delaware Funds by Macquarie® ), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of a Fund and/or some or all other Delaware Funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services. LPL, who has entered into an omnibus shareholder services agreement with Delaware Investments Fund Services Company (DIFSC), receives compensation from DIFSC at an annual rate of 0.15% on the daily average assets of the Fund shareholder accounts it provides services for pursuant to the omnibus agreement.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of a Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s or its affiliates’ payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of a Fund’s shares.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated April 19, 2024.